Other Income	12 Months Ended
Jan. 01, 2012
Other Income Disclosure, Nonoperating [Abstract]
Other Income
Other Income
In 2011, the Company recorded net gains of $0.7 million which included a gain of $0.3 million related to the sale of a non-operating Burger King property, a gain of $0.3 million related to property insurance recoveries from fires at two Burger King restaurants and a gain of $0.1 million related to a business interruption insurance recovery from storm damage at a Burger King restaurant.
In 2010, the Company recorded a gain of $0.4 million related to a property insurance recovery from a fire at a Burger King restaurant.
During 2009, the Company recorded a loss of $0.1 million associated with a sale-leaseback of a restaurant property.